SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                             DECEMBER 30, 1999
                  _______________________________________
              Date of Report (Date of earliest event reported)


                          USN COMMUNICATIONS, INC.
           ______________________________________________________
           (Exact name of Registrant as specified in its charter)


      DELAWARE               333-16265                  36-3947804
      ______________     _____________________       __________________
      (State of          (Commission File No.)       (IRS Employer
      Incorporation)                                 Identification No.)


       10 SOUTH RIVERSIDE PLAZA, SUITE 1810, CHICAGO, ILLINOIS 60606
        ____________________________________________________________
        (Address of principal executive offices, including zip code)


                               (312) 474-5766
            ____________________________________________________
            (Registrant's telephone number, including area code)


                                    N/A
       _____________________________________________________________
        (Former name or former address, if changed since last report)



 ITEM 5.   OTHER EVENTS

      On December 30, 1999, USN Communications, Inc. (the "Company"), filed with the United States Bankruptcy Court for the District of Delaware (the "Court"), a Disclosure Statement for Debtors' Joint Consolidated Plan of Reorganization (the "Disclosure Statement") in connection with the Company's ongoing bankruptcy proceedings pending in the Court, Case No. 99-383(PJW). The Disclosure Statement describes the proposed plan of reorganization for the reorganized Company and certain of its subsidiaries (collectively, the "Debtors"), including proposed uses of any realized proceeds from any proposed or completed asset sales. Those uses include the payment of actual and necessary costs and expenses incurred after the commencement of the Debtors' bankruptcy proceedings, the payment of authorized fees and expenses incurred during the Debtors' bankruptcy proceedings, and the pro rata distribution of the remaining proceeds in satisfaction of the Debtors' outstanding debts incurred prior to the commencement of the Debtors' bankruptcy proceedings. The Disclosure Statement also describes, among other things, (1) the planned sale of the Company's wireless subsidiaries to Alexandra Telephone Acquisition LLC and
 (2) the completed sale of certain warrants to purchase common stock in CoreComm Limited issued in connection with the previous sale of certain of the Debtors' assets to CoreComm Limited.

      The Disclosure Statement, a copy of which is filed herewith as an exhibit, remains subject to approval by the Court. A hearing to determine whether the Disclosure Statement contains "adequate information" as defined under Section 1125(b) of the Bankruptcy Code for purposes of soliciting votes to accept or reject the Plan is scheduled for 3:00 p.m., February 2, 2000. The Disclosure Statement and the proposed plan are subject to substantial change prior to approval by the Court. The Disclosure Statement contains only a summary of the proposed plan of reorganization, which plan is also subject to Court approval at a subsequent hearing and satisfaction of the requirements under Section 1129 of the Bankruptcy Code. The Disclosure Statement, is not intended to replace careful and detailed review and analysis of the proposed plan (a copy of which is attached to the Disclosure Statement as exhibit A), publicly available pleadings in the Company's bankruptcy cases, and other publicly available information regarding the Company. The Disclosure Statement is qualified in its entirety by reference to the more detailed provisions set forth in the proposed plan. The statements contained in the Disclosure Statement are made as of the date thereof, and the attachment of the Disclosure Statement to this Report will not, under any circumstances, create any implication that the information contained in the Disclosure Statement is correct at any time subsequent to the date thereof.

      This Report contains statements which constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" in this Report include the intent, belief or current expectations of the Company and members of its management team with respect to the timing of, completion of and scope of the Company's proposed plan of reorganization and the Company's future liquidity, as well as the assumptions upon which such statements are based. While the Company believes that its expectations are based upon reasonable assumptions within the bounds of its knowledge of its business and operations, investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important facts currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this Report include, but are not limited to, further adverse developments with respect to the Company's liquidity position or operations of the Company's wireless business and adverse developments in the Company's efforts to complete the transactions contemplated by the proposed plan of reorganization.


 ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      The following exhibits are included with this Report:

      Exhibit 10.1        Disclosure Statement for Debtors' Joint
                          Consolidated Plan of Reorganization



                                  SIGNATURES


      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          USN COMMUNICATIONS, INC.


                          By:  /s/ J. Thomas Elliott
                               ___________________
                               J. Thomas Elliott
                               President and Chief Executive Officer